GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Funds”)

Supplement dated September 6, 2024 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2024, as supplemented to date

Effective immediately, Nuveen Asset Management, LLC (“Nuveen”) will no longer be an Underlying Manager (investment subadviser) for the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Accordingly, effective immediately, all references to Nuveen as an Underlying Manager in the Prospectus and SAI are hereby deleted in their entirety.

Additionally, as previously announced on August 22, 2024, Mao Dong no longer serves as a portfolio manager for the Funds. Scott McDermott and Betsy Gorton continue to serve as portfolio managers for the Funds, and Yvonne Woo continues to serve as a portfolio manager for the Goldman Sachs Multi-Manager Real Assets Strategy Fund. Accordingly, all references to Mr. Dong in the Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACMGSTK 08-24